UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[Amendment No. ___]

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[] Preliminary Proxy Statement.

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X ] Definitive Proxy Statement.

[ ] Definitive Additional Materials.

[ ] Soliciting Material pursuant to Section 240.14a-11(c) or Section 240.14a-12.

Frontier Funds, Inc.

(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_________________________________________________________

(2) Aggregate number of securities to which transaction applies: _________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4) Date Filed:___________________________________________________________

FRONTIER FUNDS, INC.

130 East Capitol Drive

Hartland, Wisconsin 53029

October 26, 2004

Dear Fellow Stockholder:

We are requesting your participation in a special meeting of stockholders of Frontier Funds, Inc., a Maryland corporation (“Fund”), to be held on November 23, 2004, at 10:00 a.m., Milwaukee time, at the offices of the Fund, 130 East Capitol Drive, Hartland, Wisconsin 53029 (“Special Meeting”).  This is an important meeting, inasmuch as the Board of Directors of the Fund (“Board of Directors”) is asking you to, among other things, (i) ratify and approve a new investment advisory agreement , by and between the Fund and Freedom Investors Corp., the investment adviser to the Fund since its inception in 1992, and (ii) change, adopt and/or restate some of the Fund's investment restrictions in order to provide the Fund with greater flexibility to respond to changes in the market with investment policies that reflect evolving legal requirements and investment environments.  The Board of Directors believes that updating these restrictions will make them substantially consistent with the investment restrictions of peer funds and facilitate achievement of the Fund's investment objectives.

Same Fund Investment Objectives and Strategies

The Fund's investment objectives and strategies will remain the same.  None of the proposals are expected to have a material effect on the way the Fund is managed except that they should promote a more efficient administrative environment.  Moreover the Board of Directors expects that the changes will better position the Fund to respond to shifts in the market in a manner consistent with its investment objectives and strategies.

The Board of Directors of the Fund has reviewed and approved each of the proposals and believes such proposals are in the best interests of and will benefit the Fund’s stockholders, and unanimously recommends that you vote FOR each proposal.

The specific proposals are described in detail in the enclosed Notice of Special Meeting and Proxy Statement.  We encourage your prompt consideration of these materials and participation in voting on the various proposals.

Your Vote Is Important

Stockholders are invited to attend the Special Meeting in person; however, we realize that this may not be possible for all stockholders. Whether or not you plan to be present at the meeting, your vote is important and we encourage you to vote promptly BY COMPLETING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  If we do not receive sufficient votes at the Special Meeting to approve these proposals, it may be necessary to conduct a further mailing or a telephone solicitation.

We look forward to seeing you at the Special Meeting or receiving your Proxy Card(s) so that your shares may be voted at the Special Meeting.  If you have any questions regarding the enclosed materials or the execution of your vote, please contact us at 1-800-759-6598.  We will be happy to answer any questions you may have.

Very truly yours,

/s/ Amy L. Siesennop, President

FRONTIER FUNDS, INC.

130 East Capitol Drive

Hartland, Wisconsin 53029

(262) 369-9180

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 23, 2004

To the Stockholders of

FRONTIER FUNDS, INC.

Please take notice that a special meeting of stockholders of Frontier Funds, Inc., a Maryland corporation (“Fund”) will be held on November 23, 2004 at the offices of the Fund, 130 East Capitol Drive, Hartland, Wisconsin 53029, at 10:00 a.m., Milwaukee time (“Special Meeting”), for the following purposes:

The purpose of the Special Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

1. To ratify and approve a new investment advisory agreement (“New Agreement”), by and between the Fund and Freedom Investors Corp. (“Freedom Investors”); Freedom Investors has served as the investment adviser to the Fund since its inception in 1992;

2. To change, adopt and/or restate certain investment policies of the Fund, including, without limitation, the elimination of certain fundamental investment policies of the Fund, and in some cases, redesignation of such policies as non-fundamental;

3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.  The Board of Directors is not aware of any such other business.

Only stockholders of record as of the close of business on September 30, 2004 may vote at the Special Meeting or any adjournments or postponements of the Special Meeting.

Your vote is important.  No matter how many shares you own, please review the materials and vote today.  You can vote easily and quickly by mail.  If you wish to attend the Special Meeting and vote your shares in person at that time, at your request, your previously received proxy will be revoked and you will be able to do so.

 By Order of the Board of Directors of Frontier Funds, Inc.

/s/ Amy L. Siesennop

Amy L. Siesennop, President

Hartland, Wisconsin

October 26, 2004

FRONTIER FUNDS, INC.

130 East Capitol Drive

Hartland, Wisconsin 53202

(262) 369-9180

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 23, 2004

PROXY STATEMENT

This proxy statement is being furnished to stockholders of Frontier Funds, Inc., a Maryland corporation (“Fund”).  The board of directors of the Fund (“Board of Directors”) is soliciting proxies from stockholders on behalf of the Fund for use at the special meeting of stockholders of the Fund, to be held at the offices of the Fund, 130 East Capitol Drive, Hartland, Wisconsin 53029, at 10:00 a.m., Milwaukee time, on November 23, 2004, and at any and all adjournments or postponements thereof (“Special Meeting”).  This Proxy Statement, the Notice of Special Meeting and the Proxy Card are first being mailed to stockholders on or about October 26, 2004.

At the Special Meeting, each full stockholder of the Fund is entitled to one vote on each proposal for each share owned as of the record date. None of the matters to be presented at the Special Meeting will entitle any stockholder to cumulative voting or appraisal rights.

Matters to be Considered at the Special Meeting

The Special Meeting is being held to consider a number of matters as outlined in the accompanying Notice of Special Meeting and as set forth below.  At this time, we know of no other business to be brought before the Special Meeting.  However, if any other matters arise, the persons named as proxies will vote upon such matters according to their best judgment.

The following table summarizes the proposals to be voted on at the Special Meeting:

1.  To ratify and approve a new investment advisory agreement (“New Agreement”), by and between the Fund and Freedom Investors Corp. (“Freedom Investors”); Freedom Investors has served as the investment adviser to the Fund since its inception in 1992;

2.  To change, adopt and/or restate certain investment policies of the Fund, including, without limitation, the elimination of certain fundamental investment policies of the Fund, and in some cases, redesignation of such policies as non-fundamental;

3.  To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.  The Board of Directors is not aware of any such other business.

Record Date and Outstanding Shares

Only those shareholders owning shares as of the close of business on September 30, 2004 (“Record Date”) may vote at the Special Meeting or any adjournments or postponements of the Special Meeting.  Shares of the Fund will vote as a single class as to each proposal.  On the Record Date, 2,262,808 shares of common stock of the Fund were outstanding and the Fund had no other class of equity securities outstanding.

When we use the terms “you,” “your,” or “yours,” we mean stockholders of the Fund of record as of the Record Date.

Quorum, Abstentions, Broker Non-Votes and Adjournments

In order for the Special Meeting to go forward, there must be a quorum.  This means that at least a majority of the Fund's outstanding shares must be represented at the meeting either in person or by proxy, although a vote of a larger percentage of the Fund's outstanding shares is required for approval of certain proposals.

Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  With respect to Proposals 1 and 2, where the vote required to approve the matter is the affirmative vote of the holders of either (i) a percentage of the total number of votes entitled to be cast or (ii) a percentage of the voting securities present at the meeting, an abstention or broker non-vote will have the effect of a vote AGAINST the proposal.

If a quorum is not obtained, or if a quorum is present at the Special Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring stockholder attention, the chairman of the Special Meeting or the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A stockholder vote may be taken on one or more of the items in the proxy statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received or it is otherwise appropriate.

Votes Required to Approve the Proposals

Proposal 1:  Ratification and approval of a new Advisory Agreement, by and between the Fund and Freedom Investors Corp.

Approval of this proposal by stockholders of the Fund requires the affirmative vote of the lesser of:

(1) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or

(2) more than 50% of the outstanding voting shares of the Fund,

with respect to such proposal.

Proposal 2:  Approval of Changes to, or Elimination of, Certain of the Fund's Fundamental Investment Policies and, in Certain Cases, Redesignation of such Policies as Non-fundamental

Approval of these proposals by stockholders of the Fund requires the affirmative vote of the lesser of:

(1) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or

(2) more than 50% of the outstanding voting shares of the Fund, with respect to each proposal.

Solicitation and Revocation

You are requested to vote as soon as possible by completing the enclosed proxy card and returning it in the postage-paid envelope provided

You may revoke your proxy at any time up until voting results are announced at the meeting.  You can do this by writing to the Fund's Secretary, or by voting in person at the Special Meeting and notifying the Fund that you are revoking your previously executed proxy.  In addition, you can revoke a prior proxy simply by voting again – the proxy last received by the Fund at the time of the Special Meeting will effectively revoke any previous proxy received.  If you need a new proxy, please call us at (800) 759-6598, and a new proxy will be sent to you.  If you return an executed proxy card without instructions, your shares will be voted FOR each proposal.

Cost and Method of Proxy Solicitation

The expenses relating to the matters submitted for stockholder approval herein and the expenses of holding the Special Meeting will be paid by the Fund as follows:

The Fund will pay the costs of preparation of the portion of the Proxy Statement relating to matters including legal, accounting and other fees and expenses, the costs of printing and distribution of the Proxy Statement, the expenses of soliciting proxies in connection with the Special Meeting, the expenses of holding the  Special Meeting, and the expenses relating to the preparation and filing of any post-effective amendment to the Form N-1A Registration Statement of the Fund and any filing fees with any state securities commission

In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Freedom Investors and certain financial services firms and their representatives, who will receive no additional compensation for their services, may solicit proxies by telephone, facsimile or personally.  Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies.  The Fund may reimburse brokers, banks, and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy materials to beneficial owners.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record.  If you would like an additional copy of this Proxy Statement, please contact us at (800) 759-6598 or in writing at 130 East Capitol Drive, Hartland, Wisconsin 53029.

PROPOSAL 1.

RATIFICATION AND APPROVAL OF A NEW

INVESTMENT ADVISORY AGREEMENT

BY AND BETWEEN

FRONTIER FUND, INC. AND FREEDOM INVESTORS CORP.

Background

In September 2002, James R. Fay, the founder, president, treasurer and a director of the Fund, died suddenly and unexpectedly.  At the time of his death, Mr. Fay was also the president, treasurer and the sole director of Freedom Investors Corp. (“Freedom Investors”), the investment adviser to the Fund.  Freedom Investors was then (i) wholly owned by Freedom Financial, Inc. (“Freedom Financial”), which was in turn 88% owned by Mr. Fay, and (ii) engaged in rendering continuing investment advice and portfolio management services to the Fund, pursuant to an investment advisory agreement, dated March 3, 1992, by and between the Fund and Freedom Investors (“1992 Agreement”), which was last approved by the shareholders of the Fund on December 30, 1996.

Following Mr. Fay’s death, his duties with the Fund were assumed principally by Amy L. Siesennop at the request and direction of the remaining directors.  In addition, to maintain without significant interruption Freedom Investors’ advisory services rendered to the Fund under the 1992 Agreement, Freedom Investors secured the services of Joel R. Blumenschein.  Mr. Blumenschein was and is an experienced investment manager and chief executive officer and general securities principal of a registered broker-dealer firm with whom Freedom Investors had been discussing a potential business association/affiliation prior to Mr. Fay’s death.  Upon his association with Freedom Investors shortly after Mr. Fay’s death, Mr. Blumenschein assumed, among Mr. Fay’s other duties, primary day-to-day investment management responsibility for the Fund’s portfolio.

For an extended period following Mr. Fay’s death, his estate (“Fay Estate”) conducted discussions with various parties, including Ms. Siesennop and Mr. Blumenschein, concerning the disposition by the Fay Estate of Freedom Financial and its subsidiary, Freedom Investors.  Ultimately, the Fay Estate determined to transfer its interest in Freedom Investors to Ms. Siesennop and Mr. Blumenschein.  The Board of Directors of the Fund has determined that the final terms of the transfer may be considered an “assignment” of the 1992 Agreement, thereby resulting in the automatic termination of such Agreement as required under the 1940 Act.  The Fay Estate declined to enter into the type of interim agreement provided for by Rule 15a-4 promulgated under the 1940 Act.

Notwithstanding the final terms of the transfer of Freedom Investors as required by the Fay Estate in light of certain financial and broker-dealer regulatory considerations on its part, Freedom Investors has at all times prior and subsequent to Mr. Fay’s death provided to the Fund the investment advisory and related services required of it under the 1992 Agreement.  Freedom Investors continues to provide such services pending approval of the New Agreement as proposed in this proxy statement.

It should be noted that neither Freedom Investors, Freedom Financial, Amy L. Siesennop, Joel R. Blumenschein, nor any person or entity affiliated or associated with any of the foregoing, has, at any time from the inception of the Fund to date, been paid any fees whatsoever for investment advisory or other services rendered pursuant to (i) the 1992 Agreement, (ii) any continuation of the 1992 Agreement or (iii) otherwise in consideration of the services contemplated by the terms of such Agreement.

Purposes of the New Agreement; Shareholder Approval

On August 5, 2004, the Fund’s Board of Directors approved a new investment advisory agreement (“New Agreement”) between Freedom Investors (sometimes also referred to hereinafter as the “Adviser”) and the Fund.  The New Agreement was negotiated and executed by the Fund and Freedom Investors to clarify and fully disclose the relationship between the parties, as well as to reflect updated compensation arrangements for the Adviser, and is being presented to the shareholders of the Fund for approval of such modifications, as well as to obviate any concerns which have arisen or may arise with respect to the termination of the 1992 Agreement in connection with the transfer of the ownership of Freedom Investors, including the need for shareholder approval of the New Agreement.  The New Agreement is included in this proxy statement as Exhibit A and the following discussion of its terms is qualified in its entirety by reference thereto.

COMPARISON OF THE NEW AGREEMENT AND THE 1992 AGREEMENT

Management Fees Under the 1992 Agreement

Under the 1992 Agreement, the Adviser is entitled to receive an annual fee of 1.0% of the average daily net asset value of the Fund, payable monthly.  The Adviser is required to pay all expenses incurred by it in connection with managing the assets of the Fund.  At its discretion, the Adviser may pay any additional expenses above the advisory fee of 1.0% of the Fund deemed necessary and appropriate for the operation of the Fund.  Additionally, the Adviser is obligated to reimburse to the Fund any amount, up to the amount of its advisory fee, by which the Fund’s aggregate expenses, including advisory fees payable to the Adviser (but excluding interest, taxes, brokerage commissions, extraordinary expenses and any other expenses not subject to the applicable expense limitation) exceed the most restrictive expense limitation imposed by the securities law of any jurisdiction in which the shares of the Fund are registered or qualified for sale.

For the last fiscal year, the Adviser would have been entitled to a fee of $7,402.50 for its services as investment adviser to the Fund.  However, since the original effectiveness of the 1992 Agreement, the Adviser has waived any and all fees due to it, and no advisory fees or other consideration have been paid or given at any time (including without limitation the Fund’s most recent fiscal year ended September 30, 2003) to any person, including without limitation Freedom Investors and/or its affiliates or associated persons, for managing the assets of the Fund.

Fees; Expenses; Salary Limitations

The terms and conditions of the New Agreement are generally similar to the terms and conditions of the 1992 Agreement.  The Adviser will continue to provide the Fund with office space, facilities, equipment and personnel necessary to operate and administer the Fund’s business  However, the New Agreement differs from the 1992 Agreement principally with respect to the following compensation and related financial arrangements:

1.)

Waiver and Reimbursement of Fees; Expense Cap.  The Adviser shall waive its fee and/or reimburse the Fund in the amount, if any, by which such Fund’s total operating expenses for the fiscal year, commencing with the Fund’s first fiscal year ending after September 30, 2004, exceed 18.4% of the average net assets of such Fund.  The 1992 Agreement does not contain this provision.  Additionally, under the 1992 Agreement, the Adviser could pay any additional expenses in excess of the 1% advisory fee (described below) which it deemed necessary and appropriate for the Fund’s operations.  In turn, the Fund could reimburse the Adviser for those additional expenses to the extent deemed by the directors of the Fund to be appropriate and in accordance with applicable law.  The New Agreement does not contain this provision.

2.)

Annual Fee.  The Adviser shall receive as compensation for its services provided to the Fund an annual fee of 1.5% of the aggregate daily net assets of the Fund.  The 1992 Agreement provided a 1.0% annual fee to the Adviser.  Thus, the Fund’s investment advisory fee will increase 0.5% under the New Agreement.

3.)

Limitations on salaries.  No director, officer, or employee of the Fund shall receive from the Fund any salary or other compensation as such director, officer, and employee while that person is at the same time a director, officer, or employee of the Adviser or any affiliate of the Adviser.  This shall not apply to directors, consultants, and other persons who are not regular members of the Adviser’s or any affiliate’s staff.  While neither Freedom Investors, Amy L. Siesennop, Joel R. Blumenschein, nor any affiliated or associated person or entity has been paid any fees whatsoever for investment advisory or other services rendered, the 1992 Agreement does not contain this provision.

With respect to other Fund expenses, the New Agreement provides, as does the 1992 Agreement, that, the Fund will be responsible for: legal and audit expenses, organizational expenses; interest; taxes; governmental fees; industry association fees; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees, if any, of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Fund's shares; fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices, and dividends to fund shareholders; cost of stationary; costs of shareholders and other meetings of the Fund; compensation and expenses of the independent directors of Frontier; fidelity bond and other insurance covering Frontier and its officers and directors.

Other Substantive Details Concerning the New Agreement

General.  Under the Current Agreement and the New Agreement, the Adviser provides continuing investment advisory services to the Fund, subject to the supervision and direction of the Board of Directors.

Duration and termination.  The New Agreement provides that it shall continue in effect for two years from its effective date, and thereafter for successive periods of one year, provided that such continuance is specifically approved at least annually (a) by vote of a majority of the Directors of the Fund or by vote of a majority of the Fund’s outstanding voting securities as defined by the 1940 Act; and (b) a vote of the majority of the Non-Interested Directors of the Fund.  Both the 1992 Agreement and the New Agreement may be terminated without penalty at any time either by vote of the Board of Directors of the Fund or by vote of the Fund’s shareholders or by the Adviser upon sixty days notice to the other party.

PortfolioTransactions and Brokerage.  The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio transactions and the negotiation of the commissions to be paid on such transactions.  It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser and the Fund.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability, the quality of its execution services on a continuing basis, and its financial condition.

Transactions with Affiliated Broker-Dealer.  Freedom Investors is considered to be an “affiliated broker” with respect to the Fund inasmuch as Joel R. Blumenschein is the President and a director of Freedom Investors, as well as a Vice President of the Fund, and Amy L. Siesennop is a Vice President and a director of Freedom Investors, as well as the President and a director of the Fund.  In light of such affiliations, the directors of the Fund have authorized Freedom Investors to act as an affiliated broker of the Fund, subject to procedures set forth in Rule 17e-1 under the 1940 Act.  Accordingly, for Freedom Investors to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by it must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.  For the Fund’s most recent fiscal year ended September 30, 2004, $11,215.24 was paid in commissions to affiliated brokers, and no commissions were paid to unaffiliated brokers.

Information About the Adviser

Freedom Investors was organized in 1986 by James R. Fay, who was also the founder of the Fund.  The Adviser’s address is 130 Capitol Drive, Hartland, Wisconsin 53029.  In October 2002, Freedom Investors was purchased by Freedom Securities, Inc. (“Freedom Securities”), a Wisconsin corporation owned 50% by Amy L. Siesennop and 50% by Joel R. Blumenschein.  Ms. Siesennop serves as President and Mr. Blumenschein as Vice President of Freedom Securities.

Mr. Blumenschein is President of Freedom Investors, and Ms. Siesennop is a Vice President.  As such, Mr. Blumenschein and Ms. Siesennop control the Adviser.  Ms. Siesennop, who is also an officer and director of the Fund, receives no compensation from the Adviser.

Below are the names, addresses and principal occupations of the principal executive officers and each director of the Adviser:

Name and Address

       Position with Adviser and Principal Occupation

Joel R. Blumenschein

President and a director of the Adviser; Vice President and a

W305 N2673 Ravine Ct.

director of Freedom Securities, Inc.; Vice President of the Fund; Pewaukee, Wisconsin 53072

President of EZ Stocks, Inc.

Amy L. Siesennop

Vice President and a director of the Adviser: President and a director of

37055 Silver Knoll Ct.

Freedom Securities, Inc.; President and a director of the Fund.

Oconomowoc, Wisconsin 53072

Interested Parties

Ms. Siesennop and Mr. Blumenschein are the President and a Vice President, respectively, of the Fund.

The Adviser does not act as investment adviser to any other mutual fund.

As of this date, the Adviser has not been named as a defendant in any action, complaint, lawsuit, nor is it the subject of any investigation by a self-regulatory organization, such as a nationally registered securities exchange, the National Association of Securities Dealers, Inc. or the Securities and Exchange Commission.

Required Vote

Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the meeting or represented by proxy if the holders of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the meeting or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

Benefits to Shareholders

In considering the New Agreement, the Board of Directors did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered.  The Directors considered a number of factors, including: (a) that the New Agreement contains many of the same terms and conditions of the 1992 Agreement, (b) the compensation and other financial arrangements provided for under the New Agreement, (c) management fees paid to investment advisers of comparable investment companies, and the fact that the Adviser has waived its fees since 1992, (d) the nature and quality of investment management services provided by the Adviser, (e) the decision by the Adviser to  waive its fee and/or reimburse the Fund in the amount, if any, by which the Fund’s total operating costs for the fiscal year exceed 18.4% of the average net assets of the Fund, thus effectively capping expenses, and (f) the Adviser’s management of relationships with the Fund’s other service providers.

The Board believes that the New Agreement with the Adviser will enable the Fund to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Fund and its shareholders.  The Directors believe that the incentive provided by the increase in annual fee from 1.0% to 1.5% of the aggregate daily net assets of the Fund is balanced by its decision to cap expenses at 18.4%.  The Board believes that the expense cap would benefit the Fund significantly if there is an unforeseen rise in costs to the Fund.

Thus, based upon its review, the Fund’s Board of Directors has concluded that the New Agreement is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fee provided under the New Agreement is fair and reasonable.  Accordingly, the Board recommends a vote FOR Proposal 1 to approve the New Agreement.

THE BOARD OF DIRECTORS, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (“Agreement”), made and entered into as of the _____ day of _____________, 2004, by and between Frontier Funds, Inc., a Maryland corporation (“Frontier”) and Freedom Investors Corp., a Wisconsin corporation (“Investment Adviser”).

W I T N E S S E T H:

WHEREAS, Frontier, an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), wishes to retain the Investment Adviser to provide investment advisory services to the Frontier Equity Fund (“Fund”), a series of Frontier; and

WHEREAS, the Investment Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.

EMPLOYMENT OF THE INVESTMENT ADVISER.  Subject to the terms hereof, Frontier hereby employs the Investment Adviser to act as investment adviser for the Frontier Equity Fund, a series of Frontier, and such other investment portfolios as Frontier may from time to time establish (each, a “Fund” and collectively, the “Funds”).  The Investment Adviser shall regularly provide each of the Funds with continuing investment advice and management for such Fund’s portfolio consistent with such Fund’s investment objective, policies and restrictions as described for in the Fund’s prospectus and statement of additional information, determine what securities shall be purchased, held and sold for each Fund, and determine what portion of each Fund’s assets shall be held uninvested, subject always to the provisions of Frontier’s Articles of Incorporation, the 1940 Act, the Internal Revenue Code of 1986 and each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of Frontier from time to time may establish.

2.

OBLIGATIONS OF FRONTIER.  Frontier shall at all times inform the Investment Adviser as to the securities owned by each Fund, the funds available or to become available for investment by each Fund, and generally as to the condition of each Fund’s affairs.  It shall furnish the Investment Adviser with such other documents and information with regard to its affairs as the Investment Adviser may from time to time reasonably request.

3.

OBLIGATIONS OF THE INVESTMENT ADVISER.  Subject to the direction and control of Frontier’s Board of Directors, the Investment Adviser shall regularly provide each Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities consistent with the Fund's investment objective, policies, and limitations as described in the Fund's current prospectus and statement of additional information  The Investment Adviser shall determine from time to time what securities will be purchased, retained or sold by each Fund, and shall implement those decisions, all subject to the provisions of Frontier’s Articles of Incorporation, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund.  The Investment Adviser shall purchase securities or other assets from or through and sell securities or other assets to or through such persons, brokers or dealers (including the Investment Adviser or an affiliate of the Investment Adviser) as the Investment Adviser shall deem appropriate in order to carry out the policy with respect to portfolio transactions as set forth in each Fund’s prospectus and statement of additional information, respectively, or as the Board of Directors of Frontier may direct from time to time.  In no instance will portfolio securities be purchased from or sold to the Investment Adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act.  In placing orders for a Fund with brokers and dealers with respect to the execution of the Fund's securities transactions, the Investment Adviser shall attempt to obtain the best net results.  In doing so, the Investment Adviser may consider such factors as it deems relevant to the Fund's best interests, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.  The Investment Adviser shall have the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Investment Adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker-dealer effecting the transaction.  It is understood that the services provided by such broker-dealers may be useful to the Investment Adviser in connection with its services to other clients as well as the Funds.  The placing of purchase and sale orders may be carried out by the Investment Adviser or any wholly-owned subsidiary of the Investment Adviser.  Nothing herein shall prohibit the Board of Directors of Frontier from approving the payment by any of the Funds of additional compensation to others for consulting services, supplemental research and security and economic analysis  The Investment Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Funds, respectively, and shall perform such other functions of management and supervision as may be directed by the Board of Directors of Frontier, provided that in no event shall the Investment Adviser be responsible for any expense occasioned by the performance of such functions.

4.

EXPENSES OF FRONTIER AND THE FUNDS.  The Investment Adviser is responsible for (i) the compensation of any of Frontier’s directors, officers and employees who are interested persons of the Investment Adviser, (ii) compensation of the Investment Adviser's personnel and other expenses in connection with the provisions of portfolio management services under this Agreement, and (iii) expenses of printing and distributing each Fund's prospectus and sales and advertising materials to prospective clients.  Other than as herein specifically indicated, the Investment Adviser shall not be responsible for expenses incurred by Frontier and/or any Fund.  Specifically, the Investment Adviser will not be responsible, except to the extent of the reasonable compensation of employees of Frontier whose services may be used by the Investment Adviser hereunder, for any of the following expenses of the Funds, which expenses shall be borne by each Fund, respectively:  legal and audit expenses, organizational expenses; interest; taxes; governmental fees; industry association fees; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection herewith; fees, if any, of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption or repurchase  of the Fund's shares; fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices, and dividends to fund shareholders; cost of stationary; costs of shareholders and other meetings of the Fund; compensation and expenses of the independent directors of Frontier; fidelity bond and other insurance covering Frontier and its officers and directors.

5.

LIMITATIONS ON SALARIES.  No director, officer or employee of Frontier shall receive from any Fund any salary or other compensation as such directors, officer or employee while he/she is at the same time a director, officer or employee of the Investment Adviser or any affiliated company of the Investment Adviser.  This paragraph shall not apply to directors, consultants and other persons who are not regular members of the Investment

Adviser's or any affiliated company's staff.

6.

COMPENSATION.  As compensation for the services performed by the Investment Adviser, Frontier shall pay the Investment Adviser, as promptly as possible after the last day of each month, a fee, accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the aggregate daily net assets of the Funds.  The Investment Adviser shall reduce such fee or, if necessary, make payments to each Fund to the extent required to satisfy any limitations with respect thereto imposed by the securities laws or regulations thereunder of any state in which such Fund's shares are qualified for sale.  The daily net assets of the Funds shall be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Directors of Frontier.  Any of such payments as to which the Investment Adviser may so request shall be accompanied by a report of the Fund prepared either by Frontier or by a reputable firm of independent accountants which shall show the amount properly payable to the Investment Adviser under this Agreement and detailed computation thereof.  Notwithstanding the above, the Investment Advisor shall waive its fee and/or reimburse any Fund in the amount, if any, by which such Fund’s total annual operating expenses for the fiscal year, commencing with the Fund’s first fiscal year ending on or after September 30, 2004, exceed 18.4% of the average net assets of such Fund

7.

LIMITATION OF LIABILITY.  The Investment Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Directors of Frontier in following or declining to follow any advice or recommendation of the Investment Adviser; provided that nothing in this Agreement shall protect the Investment Adviser against any liability to any Fund or its stockholders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8.

INDEPENDENT CONTRACTOR.  The Investment Adviser shall be an independent contractor and shall have no authority to act for or represent Frontier or any Fund in their respective investment commitments, unless otherwise provided.  No agreement, bid, offer, commitment, contract or other engagement entered into by the Investment Adviser whether on behalf of the Investment Adviser or whether purporting to have been entered into on behalf of Frontier or any Fund shall be binding upon Frontier or such Fund, and all acts authorized to be done by the Investment Adviser under this Agreement shall be done by it as an independent contractor and not as an agent.

9.

ACTIVITIES OF THE INVESTMENT ADVISER.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Investment Adviser who may also be a director, officer, or employee of Frontier, to engage in any other business or to devote his/her time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature, nor to limit or restrict the right of the Investment Adviser to engage in any other business or to render services of any kind, including investment advisory services, to any other corporation, firm, individual or association.

10.

DEFINITIONS.  As used in this Agreement, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have meanings ascribed to them in Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission.

11.

TERMINATION.  This Agreement shall terminate automatically in the event of its assignment.  This Agreement may also be terminated at any time, without penalty (i) by Frontier either by vote of the Board of Directors of Frontier or by vote of a majority of the aggregate outstanding voting securities of the Funds, on 60 days’ written notice to the Investment Adviser, or (ii) by the Investment Adviser on 60 days’ written notice to Frontier

12.

TERM.  This Agreement become effective on the date first above written, shall continue in effect for a period of two (2) years from such date and shall continue in effect thereafter so long as its continuance is approved at least annually by (i) the Board of Directors of Frontier, or (ii) with respect to any Fund, the vote of a majority of the outstanding voting securities of such Fund; provided that, in any event the continuance is also approved by a majority of the Board of Directors of Frontier who are not “interested persons” Frontier or the Investment Adviser by votes cast in person at a meeting called for the purpose of voting such approval.

13.

CONFIDENTIAL INFORMATION.  Nonpublic personal financial information relating to consumers or customers of the Funds provided by, or at the direction of the Funds to the Investment Adviser, or collected or retained by the Investment Adviser in order to perform its duties as investment advisor shall be considered confidential information.  The Investment Adviser shall not disclose or otherwise use nonpublic personal financial information relating to present or former shareholders of the Funds other than for the purposes for which that information was disclosed to the Investment Adviser, including use under an exception contained in Sections 248.14 or 248.15 of Securities and Exchange Commission Regulation S-P, in the ordinary course of business to carry out those purposes.  The Investment Adviser shall have in place and maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to consumers of the Funds.  Frontier represents to the Investment Adviser that it has adopted a statement of its privacy policies and practices as required by Securities and Exchange Commission Regulation S-P and agrees to provide the Investment Adviser with a copy of that statement annually.

14.

PARTIES.  This Agreement is made by Frontier pursuant to authority granted to its Board of Directors, and the obligations created hereby are not binding on any of the directors or shareholders of the Funds individually, but bind only the property of Frontier; provided, however, the liabilities, obligations and expenses incurred hereunder with respect to a particular Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund.

15.

AMENDMENTS.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Funds’ outstanding voting securities.

16.

SEVERABILITY.  If any provision of this Agreement shall be held or made invalid by a decision of a court of competent jurisdiction, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized on the day and year first above written.

FRONTIER FUNDS, INC.

By:

________________________________________________

Amy L. Siesennop, President

FREEDOM INVESTORS CORP.

By:

________________________________________________

Joel R. Blumenschein, President

PROPOSAL 2.

APPROVAL OF CHANGES TO FUNDAMENTAL

INVESTMENT RESTRICTIONS OF

FRONTIER FUNDS, INC.

About The Fund's Investment Policies

The Fund has adopted certain investment restrictions or policies that are “fundamental,” meaning that as a matter of law they cannot be changed without stockholder approval.  Restrictions and policies that the Fund has not designated as being fundamental policies are considered to be non-fundamental policies, which may be changed without stockholder approval.  All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.

Modernizing The Fund's Investment Policies

The Board of Directors has reviewed the Fund's current fundamental policies and has concluded that certain policies should now be revised, added, removed or redesignated as non-fundamental in order to facilitate administration of the Fund.  Some of the Fund's current investment policies and restrictions limit the portfolio manager from investing in a security that is both consistent with the investment objective of the Fund and is considered by the portfolio manager to be a good investment for the Fund.  Furthermore, the Fund has adopted, in addition to those policies required by law, other policies, in many cases in response to certain regulatory, business and industry requirements that no longer prevail.  Therefore, with these proposals the Board of Directors intends to provide the Fund with a set of investment restrictions that reflect the current legal and investment environments, and will not unnecessarily restrict the portfolio manager's investment discretion.

What You Should Consider

We are asking you to vote on the changes recommended by the Board of Directors because the restrictions are fundamental and may be changed only with stockholder approval, as required by the 1940 Act.  The Board of Directors expects that you will benefit from these proposed changes to the Fund's fundamental investment restrictions in several ways, including, without limitation:

o

The proposed changes expand the range of investment opportunities and techniques available to manage the Fund's portfolio.

o

The Board of Directors will have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when the Board of Directors determines that a response is both appropriate and prudent.

o

By minimizing the number of policies that can be changed only by stockholder vote, the Board of Directors will have greater flexibility to modify policies of the Fund, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with holding a stockholder meeting when making changes to investment policies that, at a future time, the Board of Directors considers to be in the best interest of the Fund.

o

The proposed changes to the Fund's investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which also will facilitate the compliance efforts of the Fund

In order to fully benefit from the proposed changes, the Board of Directors may change some of the non-fundamental policies of the Fund, subject to stockholder approval of a change to the related fundamental policy. Although the adoption or modification of non-fundamental investment policies and restrictions does not require stockholder approval, we must provide you with notice when effecting such changes.

Although the proposed changes will allow the Fund greater flexibility to respond to future investment opportunities, the Board of Directors does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund or the manner in which the Fund is operated.

Recommended Investment Policy Changes

We are asking you to consider and approve the changes described below under Proposal 4(a) – (m).

Proposal 4(a): Elimination of the fundamental restriction on investments involving options, trading on margin and short selling

Current Fundamental Limitations:

The Fund may not … (10) make any short sale of securities, excluding short selling against the box; … (12) invest in puts, calls, straddles, spreads, and any combination thereof.

Recommendation and Reasons for Recommendation: We recommend eliminating these policies.  This change will give the Board of Directors increased flexibility to accommodate evolving investment strategies in a dynamic regulatory environment.  The Fund has no present intent to purchase securities on margin, or participate in short selling, except as permitted under the 1940 Act and current regulations.  The SEC staff's current position, with limited exceptions, prohibits mutual funds from engaging in such activities.  The elimination of this policy means that the Fund's Board of Directors could in the future amend the policy without causing the Fund to incur the costs of stockholder approval if (i) the regulatory restrictions or the SEC staff's position changes and (ii) the Fund's Board of Directors and portfolio manager determine that such activities are consistent with the Fund's investment objective and investment strategy.  The Fund may participate in transactions involving puts, calls or combinations thereof to the extent that such investments are consistent with the Fund's objectives and strategies and applicable law.

Proposal 4(b): Amendment of the fundamental restriction on loans

Current Fundamental Limitations:

The Fund may not … (4) make loans of money or property to any person, except through sales of portfolio securities, the purchase of fixed income securities consistent with the Fund’s investment objective and policies or the acquisition of securities subject to repurchase agreements.

Recommendation and Reasons for Recommendation: We recommend amending and restating this policy to provide as follows:

The Fund may not make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets prescribed by the 1940 Act, currently an amount not exceeding 33 1/3% of the value of the Fund's total assets.

The 1940 Act requires that the Fund adopt a fundamental policy with respect to making loans.  These changes would restate and clarify the Fund’s policy and afford it maximum flexibility to make loans to the extent permitted under the 1940 Act.

Proposal 4(c): Amendment of the fundamental restriction on real estate and commodity investment

Current Fundamental Limitations:

The Fund may not… (7) purchase real estate or interests therein other than mortgage-backed securities and similar instruments; (8) purchase or sell commodities or commodity

Recommendation and Reasons for Recommendation: We recommend amending and restating these policies to provide as follows:

The Fund may not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities of other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

The Fund will not purchase physical commodities or contracts relating to physical commodities.

This change clarifies the Fund's policies with respect to real estate investment and investment in commodities.  We believe that that the proposed changes will facilitate investor reference when considering a new or continued investment in the Fund.

The proposed investment restrictions are similar to the current policies. The change to the real estate investment policy makes clear that the Fund may invest in financial derivatives contracts and options on financial derivatives contracts, or companies that operate in the real estate industry.  The change to the commodities investment policy clarifies the Fund's ability to invest in financial derivatives contracts and options on financial derivatives contracts, but not traditional commodities or commodity contracts.

Proposal 4(d): Amendment to the fundamental restrictions on borrowing and issuing senior securities.

Current Fundamental Limitations:

The Fund may not… (3) issue senior securities (including borrowing money on margin, entering into reverse repurchase agreements or otherwise) in excess of 5% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuances or in connection with hedging transactions, when-issued and forward commitment transactions and similar investment strategies.  (The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities.

Recommendation and Reasons for Recommendation: We recommend amending this policy to provide as follows:

The Fund may not borrow money or issue any class of senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.  With this change, the Fund would have the maximum flexibility to borrow money and issue senior securities to the extent permitted under the 1940 Act if the Fund's investment adviser and the Board of Directors determine that such borrowing is in the best interests of the Fund and is consistent with both the Fund's investment objective and with the requirements of the 1940 Act.  This proposal is recommended to clarify that the Fund has the ability to borrow money and issue senior securities to the full extent consistent with law or regulatory interpretation.  If this proposal is approved, the Fund will be permitted to borrow money in any manner consistent with the 1940 Act, which may include the use of reverse repurchase agreements, purchases of securities on margin, and other leveraging techniques.  The proposed amendment does not reflect a change in the Fund's anticipated borrowing activity.

In conjunction with the proposed modification to the Fund's fundamental policies on borrowing, the Board of Directors anticipates that it will amend or adopt certain non-fundamental investment policies with regard to borrowing, subject to receipt of stockholder approval of this Proposal 4(d).  Thus, if stockholders approve the fundamental policy change as proposed in this Proposal 4(d), the Board of Directors plans to amend the related non-fundamental restriction In conjunction with the proposed modification to the Fund's fundamental policies on borrowing, the Board of Directors anticipates that it will amend or adopt certain non-fundamental investment policies with regard to borrowing, subject to receipt of stockholder approval of this Proposal 4(d).  Thus, if stockholders approve the fundamental policy change as proposed in this Proposal 4(d), the Board of Directors plans to amend the related non-fundamental restriction.  Exhibit B attached hereto provides information regarding the most current intentions of the Board of Directors with respect to both the fundamental and the non-fundamental investment restrictions of the Fund, assuming approval of the proposed changes, restatements and eliminations to the Fund’s fundamental investment restrictions described in this Proxy Statement, including those proposed contingent changes related to borrowing.

Proposal 4(e): Elimination of the policy on investing for management or control.

Current Fundamental Limitations:

The Fund may not … (6) invest for the purpose of exercising control or management of any company.

Recommendation and Reasons for Recommendation: We recommend eliminating the policy on control and management.  The 1940 Act does not require that the Fund have a policy on investing for control or management unless the Fund intends to invest for the purpose of exercising control or management of another company.

Proposal 4(f): Reclassification of the fundamental restrictions on issuer concentration and issuer diversification to a non-fundamental restriction

Current Fundamental Limitations:

The Fund may not (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof.

Recommendation and Reasons for Recommendation: We recommend reclassifying and restating this policy on issuer concentration and diversification as a non-fundamental policy.  Although the Fund does not currently intend to change its practices with respect to issuer diversification, the Board of Directors believes it would be in the best interests of the Fund to reserve the flexibility for the Board to revise this policy, to the extent permitted by applicable law, without the Fund incurring the costs of stockholder approval.

Proposal 4(g): Amendment of the fundamental restriction on industry concentration

Current Fundamental Limitations:

The Fund may not … (2) invest 25% or more of the value of its total assets in any one industry.

Recommendation and Reasons for Recommendation: We recommend amending this policy as follows:

The Fund will not concentrate its investments in any particular industry.  Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The 1940 Act requires that each fund adopt a fundamental policy regarding industry concentration.  The proposed fundamental policy is substantially similar to the current policy, but provides additional flexibility with respect to the percentage amount from time to time subject to such restriction in light of then-current legal and other regulatory conditions.  If adopted by the stockholders, this policy is not expected to alter the investment practices of the Funds.  Currently, the Fund does not concentrate its investments in a single industry and has no current plans to change this investment strategy.

Proposal 4(h): Amendment and reclassification of the fundamental restriction on investment in registered investment companies

Current Fundamental Limitations:

The Fund may not … (14) invest more than 10% of its total assets in securities of one or more investment companies or in one or more real estate investment trusts.

Recommendation and Reasons for Recommendation: We recommend amending this policy to provide as follows:

The Fund may not purchase securities of other registered investment companies, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

We further recommend reclassifying the amended policy as a non-fundamental policy.  The Fund is not required to have a fundamental investment restriction on investing in other investment companies; however, the Fund is subject to such restrictions under the 1940 Act.  If you approve the reclassification of the policy, the Board of Directors could in the future amend the restriction if, for example, the 1940 Act limitations change, without the Fund incurring the costs of stockholder approval.

Proposal 4(i): Elimination of the fundamental restriction on underwriting activities

Current Fundamental Limitations:

The Fund may not … (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own shares, the Fund may be deemed an underwriter.

Recommendation and Reasons for Recommendation: We recommend amending and restating this policy to provide as follows:

The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable law.

The proposed fundamental restriction is substantially similar to the current restriction and is intended to remove the potentially confusing reference to the Fund’s “own shares.”  If adopted by stockholders, this policy is not expected to alter the investment practices of the Fund.

Proposal 4(j): Elimination of the fundamental restriction on investment in unseasoned companies and oil and gas programs

Current Fundamental Limitations:

The Fund may not invest … (9) invest more than 5% of its total assets in restricted and illiquid securities and security units that may not be offered or sold to the public without registration under the Securities Act of 1933;   (11) invest more than 5% of its total assets in securities of unseasoned issuers, to include equity securities of issuers which are not readily marketable;…(13) invest in oil, gas, or other mineral exploration or development programs.

Recommendation and Reasons for Recommendation:  We recommend elimination of these policies.  These restrictions, which were previously required by state blue sky laws, are no longer required under state law.  Moreover, the 1940 Act does not require that these restrictions be fundamental investment policies of the Fund.  The proposed changes would give the Fund added flexibility to effect investment strategies by widening the range of investments the Fund may pursue, subject to the limitations of the 1940 Act.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE FOR PROPOSALS 4(a) – 4(j).

OTHER MATTERS

The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in such matters.

PROPOSALS OF STOCKHOLDERS

The Fund is generally not required to hold annual meetings of stockholders and the Fund generally does not hold a meeting of stockholders in any year unless certain specified stockholder actions (such as election of directors) are required to be taken under the 1940 Act or the laws of Maryland.  Therefore, the anticipated date of the next stockholder meeting of the Fund cannot be provided.  By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of stockholder meetings, as well as the related expenditure of staff time.

A stockholder desiring to submit a proposal intended to be presented at any meeting of stockholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund's principal offices.  Such proposal must be received a reasonable time before the Fund begins to print and mail the proxy materials in connection with the meeting to be considered for inclusion in the proxy materials for that meeting.  The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a stockholder proposal to be considered at a stockholder meeting, it must be a proper matter for consideration under applicable law.

ANNUAL REPORT DELIVERY

Audited financial statements for the Fund appear in the Fund's Annual Report, which was sent to stockholders earlier this year or at the end of last year.  The 2003 annual report for the Fund was made available on or before December 9, 2003.

THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUND AT 130 EAST CAPITOL DRIVE, HARTLAND, WISCONSIN 53029 OR CALL (800) 759-6598, AND A REPORT WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST. THESE REPORTS DO NOT FORM ANY PART OF THE PROXY SOLICITATION MATERIAL.

EVEN IF YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM IN THE ENVELOPE PROVIDED.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY GIVEN AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

EXHIBIT B

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Fund with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Other investment practices which may be changed by the Board of Directors without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.

 Borrowing Money.  The Fund may not borrow money or issue any class of senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

2.

 Senior Securities.  The Fund may not borrow money or issue any class of senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

3.

 Underwriting.  The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable law

4.

 Real Estate. The Fund may not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities of other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

5.

 Commodities.  The Fund will not purchase physical commodities or contracts relating to physical commodities

6.

. Loans.  The Fund may not make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets prescribed by the 1940 Act, currently an amount not exceeding 33 1/3% of the value of the Fund's total assets.

With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Fund with respect to the Fund and are Non-Fundamental (see “Investment Limitations –Fundamental,” above).

1.

Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

2.

Diversification.  The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

3.

Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

4.

Borrowing. The Fund will not engage in borrowing.

5.

Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

1.

Short Sales.  The Fund will not effect short sales of securities

7.

Options.  The Fund will not purchase or sell puts, calls, options or straddles; however, the Fund may utilize covered call options as a method to increase the income received from common stocks owned by the Fund.  The Fund may sell (write) covered call options and purchase call options to close out call options previously written.  The Fund currently does not write covered call options.

8.

Illiquid Investments. The Fund will not invest more than ##% of its total assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

9.

Investment in Other Investment Companies.  The Fund may not purchase securities of other registered investment companies, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

10.

Foreign Securities.  The Fund has authority to invest up to 10% of its net assets in securities issued by foreign companies, but currently limits such investments to 5% of its net assets.

11.

Preferred Stock.  The Fund will not invest in preferred stock;

12.

Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

13.

Warrants.  The Fund will not invest its net assets in warrants.

FRONTIER FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

NOVEMBER 23, 2004

The undersigned hereby appoints Amy L. Siresennop and Kenneth W. Coshun or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of Frontier Funds Inc. (“Fund”) held by the undersigned on September 30, 2004, at a Special Meeting of Stockholders to be held at the Offices of the Fund, 130 East Capitol Drive, Hartland, Wisconsin 53029, on November 23, 2004, at 10:00 a.m. Milwaukee time, and at any adjournments or postponements thereof, upon the matter on the reverse as set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked.  Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy.  This proxy may be revoked at any time before it is exercised.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Date: __________________

_____________________________________________

______________________________________________

Signature

Signature

Note: Please sign exactly as your shares are registered.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If signing for a corporation, please sign in full corporate name by authorized person.  If a partnership, please sign in partnership name by authorized person.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE!

This proxy is solicited on behalf of the Board of Directors.  The Board recommends that you vote FOR Proposal 1 to approve the new investment advisory agreement and FOR all of the suggested changes to the fundamental investment restrictions of the Fund which comprise Proposal 2.  To vote in accordance with the recommendations of the Board, you need only date and sign this proxy below; it is not necessary to mark any boxes.  Unless marked to the contrary, this proxy will be voted in accordance with the Board’s recommendations.

Proposal 1: Approval of the New Investment Advisory Agreement, dated August 5, 2004.

FOR □	AGAINST □	ABSTAIN □

Proposal 2:  Approval of Changes to Fundamental Investment Restrictions of the Fund.

VOTE WITH RESPECT TO ALL OF PROPOSALS 4(a)-(j) TO CHANGE CERTAIN FUNDAMENTAL RESTRICTIONS OF THE FUND BY MARKING THE APPROPRIATE OMNIBUS SELECTION BELOW.

4(a) investing in options, purchasing securities on margin and short selling

4(b) loans

4(c) real estate and commodity investment

4(d) borrowing and issuing senior securities

4(e) investing for control or management

4(f) issuer diversification

4(g) industry concentration

4(h) registered investment companies

4(i) underwriting activities

4(j) unseasoned companies and oil/gas programs

(INSTRUCTION: If you do not wish to approve a particular investment policy/restriction change, MARK the box "FOR ALL EXCEPT AS MARKED" AND write the letter(s) of the sub-proposal on the line provided.)

FOR ALL □	AGAINST ALL □	ABSTAIN ALL □
FOR ALL EXCEPT AS MARKED □

List exceptions to omnibus approval on line below: